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----------------------                   INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                     -----------------
      NUMBER                                                                                                           SHARES
       xxx

                                                                                                                        000*
                                                                                                                  -----------------
----------------------
                                   [LOGO]                 MSR EXPLORATION LTD.

                                                                                                 -------------------
                                                                                                  CUSIP 553748 10 4
                                                                                                 -------------------

                            THIS CERTIFIES THAT                                                     is the registered




                            holder of                                                                  fully paid and


                                  NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01, OF
                                                    MSR EXPLORATION LTD.

                         transferable on the books of the Company by the registered holder in person or by
                         Attorney duly authorized in writing upon surrender of this Certificate properly
                         endorsed. *                  *
                         This Certificate is not valid unless countersigned by the Registrar and Transfer
                         Agent of the Company.
                         IN WITNESS WHEREOF the Company has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with its
                         Corporate seal.
                                                                               DATED:



                                                                                  COUNTERSIGNED AND REGISTERED
                                                                                  CHASEMELLON SHAREHOLDER SERVICES, LLC
                                                                                  TRANSFER AGENT AND REGISTRAR


                              President
                                                                                  By
                                                                                    -------------------------------------
                                                                                                       Authorized Officer





                              Secretary




----------------------
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                            MSR EXPLORATION LTD.


     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS,
DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH
CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR
RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  --as tenants in common                 UNIF GIFT MIN ACT--______Custodian_______
     TEN ENT  --as tenants by the entireties                            (Cust)         (Minor)
     JT TEN   --as joint tenants with right of                          Under Uniform Gifts to Minors
                survivorship and not as tenants                         Act__________________________
                in common                                                            (State)


              Additional abbreviations may also be used though not in the above list.


    For value received, _____________________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE


                                  -------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
         PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------- Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint --------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      --------------------------


                                              -------------------------------------------------------
                                              NOTICE: The signature to this Agreement must correspond
                                              with the name as written upon the face of the
                                              certificate, in every particular, without alteration or
                                              enlargement, or any change whatever.
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